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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2015

HILL-ROM HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	1-6651 (Commission File Number)	35-1160484 (IRS Employer Identification No.)
1069 State Route 46 East Batesville, Indiana (Address of principal executive offices)		47006-8835 (Zip Code)
(812) 934-7777 (Registrant's telephone number, including area code)
Not Applicable (Former name or former address, if changed since last report.)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

        As previously disclosed, on June 16, 2015, Hill-Rom Holdings, Inc. ("Hill-Rom") entered into a Merger Agreement by and among Hill-Rom, Empire Merger Sub Corp. and Welch Allyn Holdings, Inc. ("Welch Allyn), providing for the acquisition of Welch Allyn by Hill-Rom (the "Merger"). On July 14, 2015, Hill-Rom issued a press release announcing that the U.S. Federal Trade Commission granted early termination of the waiting period required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, in connection with the Merger. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

  (a)
  Financial statements of businesses acquired.

        Consolidated audited financial statements of Welch Allyn Holdings, Inc. and subsidiaries comprised of the consolidated balance sheets as of December 31, 2014 and 2013, the related statements of income and comprehensive income, stockholders' equity and cash flows for each year in the three-year period ended December 31, 2014 and the related notes to the consolidated financial statements are attached hereto as Exhibit 99.2.

        Interim unaudited condensed consolidated financial statements of Welch Allyn Holdings, Inc. and subsidiaries comprised of the unaudited condensed consolidated balance sheets as of April 4, 2015 and December 31, 2014, the related unaudited condensed consolidated statements of income and comprehensive income, stockholders' equity and cash flows for the periods ended April 4, 2015 and March 29, 2014 and the related notes to the unaudited condensed consolidated financial statements are attached hereto as Exhibit 99.3.

  (b)
  Pro forma financial information.

        The unaudited pro forma condensed combined balance sheet for Hill-Rom Holdings, Inc. as of March 31, 2015, the related condensed combined income statements for the period ended March 31, 2015 and the fiscal year ended September 30, 2014 and the related notes to the unaudited pro forma condensed combined financial information are attached hereto as Exhibit 99.4.

  (d)
  Exhibits:

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP, independent registered public accounting firm for Welch Allyn Holdings, Inc.
99.1	Press release, dated July 14, 2015, issued by Hill-Rom Holdings, Inc.
99.2	Consolidated audited financial statements of Welch Allyn Holdings, Inc. and subsidiaries as of December 31, 2014 and 2013 and for the years ended December 31, 2014, 2013 and 2012.
99.3
Interim unaudited condensed consolidated financial statements of Welch Allyn Holdings, Inc. and subsidiaries as of April 4, 2015 and December 31, 2014 and for the periods ended April 4, 2015 and March 29, 2014.
99.4	Unaudited pro forma condensed combined financial information of Hill-Rom Holdings, Inc. as of March 31, 2015 and for the period ended March 31, 2015 and the fiscal year ended September 30, 2014.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILL-ROM HOLDINGS, INC. (Registrant)
DATE: July 14, 2015	By:	/s/ STEVEN J. STROBEL
	Name:	Steven J. Strobel
	Title:	Senior Vice President and Chief Financial Officer (duly authorized officer and principal financial officer)

 Exhibit Index

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP, independent registered public accounting firm for Welch Allyn Holdings, Inc.
99.1	Press release, dated July 14, 2015, issued by Hill-Rom Holdings, Inc.
99.2	Consolidated audited financial statements of Welch Allyn Holdings, Inc. and subsidiaries as of December 31, 2014 and 2013 and for the years ended December 31, 2014, 2013 and 2012.
99.3
Interim unaudited condensed consolidated financial statements of Welch Allyn Holdings, Inc. and subsidiaries as of April 4, 2015 and December 31, 2014 and for the periods ended April 4, 2015 and March 29, 2014.
99.4	Unaudited pro forma condensed combined financial information of Hill-Rom Holdings, Inc. as of March 31, 2015 and for the period ended March 31, 2015 and the fiscal year ended September 30, 2014.

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  Item 8.01 Other Events.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Exhibit Index